Exhibit 99.1

Contacts:	For Media:	For Financials:
	John S. Oxford	James C. Mabry IV
	Senior Vice President	Executive Vice President
	Director of Marketing	Chief Financial Officer
	(662) 680-1219	(662) 680-1281
	joxford@renasant.com	jim.mabry@renasant.com

RENASANT CORPORATION ANNOUNCES PRICING

OF SUBORDINATED NOTES

TUPELO, MISSISSIPPI (November 17, 2021) – Renasant Corporation (Nasdaq: RNST) (the “Company”), the parent company of Renasant Bank, today announced the pricing of its public offering of $200 million aggregate principal amount of 3.00% Fixed-to-Floating Rate Subordinated Notes due 2031 (the “Notes”). The Notes, which have an initial fixed interest rate of 3.00% until December 1, 2026, payable semi-annually in arrears, and a 10-year term, were offered to the public at par. Commencing December 1, 2026, the interest rate on the Notes resets quarterly to a floating rate per annum equal to a benchmark rate that is expected to be Three-Month Term SOFR (which is defined in the Notes), plus 191 basis points, payable quarterly in arrears. The Company may redeem the Notes, in whole or in part, after December 1, 2026, at a price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest.

The Notes are intended to qualify as Tier 2 capital for regulatory purposes. The Company expects net proceeds from the offering (before expenses) to be $197.5 million. The Company intends to use the net proceeds from the Notes offering for general corporate purposes, which may include providing capital to support the Company’s organic growth or growth through strategic acquisitions, redeeming or repaying indebtedness, financing investments, capital expenditures and for investments in Renasant Bank as regulatory capital. The offering is expected to close on November 23, 2021, subject to the satisfaction of customary closing conditions.

Keefe, Bruyette & Woods, A Stifel Company, is acting as lead book-running manager for the offering, while Piper Sandler & Co. and Stephens Inc. are acting as active book-running managers and Raymond James & Associates, Inc. is serving as a co-manager.

The Notes are being offered only by means of a prospectus supplement and accompanying base prospectus. The Company has filed a Registration Statement on Form S-3 (File No. 333-260188) (including a base prospectus) under the Securities Act of 1933, as amended, and a related preliminary prospectus supplement dated November 17, 2021 to the base prospectus contained in the registration statement with the Securities and Exchange Commission (the “SEC”), and it will file a final prospectus supplement relating to the offering of the Notes with the SEC.

Copies of the preliminary prospectus supplement and accompanying base prospectus relating to the offering of the Notes may be obtained by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Company, the underwriters or any dealer participating in the offering will arrange to send you the base prospectus and the related prospectus supplement if you request it by contacting Keefe, Bruyette & Woods, A Stifel Company, by telephone at (800) 966-1559 or by email at USCapitalMarkets@kbw.com.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the Notes, nor shall there be any sale of the Notes, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offering of the Notes is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The securities being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of either prospectus supplement or the shelf registration statement or prospectus relating thereto.

ABOUT RENASANT CORPORATION:

Renasant Corporation is the parent of Renasant Bank, a 117-year-old financial services institution. Renasant has assets of approximately $16.2 billion and operates 200 banking, lending, mortgage, wealth management and insurance offices in Mississippi, Tennessee, Alabama, Florida, Georgia, North Carolina and South Carolina.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:

This press release may contain, or incorporate by reference, statements about Renasant Corporation that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “possible,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about the Company’s future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. The Company’s management believes these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond the Company’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements, and such differences may be material. Prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties and, accordingly, investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made.

Important factors currently known to management that could cause our actual results to differ materially from those in forward-looking statements include the following: (i) the continued impact of the COVID-19 pandemic (and variants thereof) and related governmental response measures on the U.S. economy and the economies of the markets in which we operate; (ii) the Company’s ability to efficiently integrate acquisitions into its operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management; (iii) the effect of economic conditions and interest rates on a national, regional or international basis; (iv) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (v) competitive pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, mortgage lending and auto lending industries; (vi) the financial resources of, and products available from, competitors; (vii) changes in laws and regulations as well as changes in accounting standards; (viii) changes in policy by regulatory agencies; (ix) changes in the securities and foreign exchange markets; (x) the Company’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (xi) changes in the quality or composition of the Company’s loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; (xii) an insufficient allowance for credit losses as a result of inaccurate assumptions; (xiii) general economic, market or business conditions, including the impact of inflation; (xiv) changes in demand for loan products and financial services; (xv) concentration of credit exposure; (xvi) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xvii) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses; (xviii) civil unrest, natural disasters, epidemics and other catastrophic events in the Company’s geographic area; (xix) the impact, extent and timing of technological changes; and (xx) other circumstances, many of which are beyond management’s control.

Management believes that the assumptions underlying the Company’s forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in the Company’s filings with the SEC from time to time, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are available at the SEC’s website at www.sec.gov.

The Company undertakes no obligation, and specifically disclaims any obligation, to update or revise forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws.

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